SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of Earliest Event Reported): December 17, 2001

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                            0-18348                  06-1209796
(State or other                     (Commission             (I.R.S. Employer
jurisdiction of                     File Number)            Identification No.)
incorporation)


1400 Corporate Center Way, Wellington, Florida                   33414
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000


                         Exhibit Index Appears on page 4


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Item 5.  Other Events.

         BE Aerospace, Inc. issued the press release attached hereto on December 17, 2001. The title, the first, excluding the third bullet, second, fourth through eighteenth, and twenty eighth through twenty ninth paragraphs as well as the three month financial statements appearing at the end of that press release, which appears as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(a)      None.

(b)      None.

(c)      Exhibits.

         Exhibit No.       Description
         --------------    --------------
             99.1          Press Release, dated December 17, 2001.

Item 9.  Regulation FD Disclosure.

         The third bullet of the first, the third, and the nineteenth through twenty seventh paragraphs of the press release appearing in Exhibit 99.1 are not filed but are furnished pursuant to Regulation FD.


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


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             BE AEROSPACE, INC.

                             By:  /s/ Thomas P. McCaffrey
                             ------------------------------------
                             Name:  Thomas P. McCaffrey
                             Title: Corporate Senior Vice President of
                                    Administration and Chief Financial Officer


Date:    December 19, 2001


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

                                  EXHIBIT INDEX



Exhibit No.                Description of Exhibits
-----------                -----------------------
99.1                       Press Release, dated December 17, 2001



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